Accrued expenses and other payables (Details) In Thousands, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 CNY	Mar. 31, 2013 CNY	Mar. 31, 2014 Convertible notes USD ($)	Mar. 31, 2014 Convertible notes CNY	Mar. 31, 2013 Convertible notes CNY
Debt Instrument
Insurance premiums received on behalf of an insurance company	$ 2,460	15,292	12,411
Other taxes payables	632	3,927	1,616
Accrued salaries, bonus and welfare expenses	3,701	23,005	17,828
Accrued consultancy and professional fees	579	3,599	7,770
Payable for convertible notes interests				4,213	26,188	26,639
Payable for debt issuance costs			3,242
Payable for property, plant and equipment	2,569	15,969
Other payables	2,344	14,579	14,500
Total accrued expenses and other payables	$ 16,498	102,559	84,006
Interest rate				7.00%	7.00%